                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the use in this Registration Statement of Alliance Imaging, Inc. on Form S-1 of our report dated February 22, 2001, appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the headings "Summary Consolidated Financial Information" and "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP

Costa Mesa, California
February 28, 2001